Exhibit 10(vii)




            Amendment to Employment Agreement of Robert B. Sanborn
            ------------------------------------------------------



          THIS AMENDMENT ("Amendment"), dated as of January 1, 1997, amends the Employment Agreement, dated as of March 19, 1993 (the "Agreement"), between Orion Capital Corporation, a Delaware corporation (the "Company"), and Robert
B. Sanborn ("Executive");



                               W I T N E S S E T H:

          The Agreement is amended as set forth below.

          1. The last sentence of Section 1(b) of the Agreement is amended in its entirety to read as follows:
                  "Until June 30, 1998 Executive shall be an employee of the
                   Company and, after that date, for the balance of the Successive Term, Executive shall continue to serve as a Senior Executive Consultant but shall no longer be an employee of the Company."

          2. The first sentence of Section 7(a) of the Agreement is amended in its entirety to read as follows:

                  "Effective on and after March 1, 1997, during the Successive
                   Term,



















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                  the Company shall pay to Executive a salary of not less than
                  $137,500 per annum, payable in semi-monthly installments on the same payment date as other senior officers of the Company receive their regular salary payments and subject to such increases as may from time to time be approved by the Company."



          3. Except as expressly amended hereby, the Agreement shall continue in full force and effect.



               IN WITNESS WHEREOF, the parties have executed this Amendment as of the date hereinabove set forth.

                                            ORION CAPITAL CORPORATION

                                            By: /s/ Michael P. Maloney
                                            -------------------------------
                                                Michael P. Maloney
                                                Senior Vice President


                                                EXECUTIVE



                                                 /s/ Robert B. Sanborn
                                                 -------------------------
                                                 Robert B. Sanborn

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